Exhibit 99

NetBank, Inc. Monthly Operating Statistics and Financial Data
($ in thousands; unaudited)

	February 28, 2003	March 31, 2003	April 30, 2003	May 31, 2003	June 30, 2003	July 31, 2003	August 31, 2003	September 30, 2003	October 30, 2003	November 30, 2003	December 31, 2003	January 31, 2004	February 29, 2004
Retail Bank Statistics:
Total customers	157,251	162,358	163,480	163,095	162,854	163,232	164,188	165,467	165,692	165,901	165,762	165,814	164,137
Total households	149,556	151,978	152,955	152,549	152,277	152,668	153,167	154,817	155,096	155,212	155,067	155,078	153,513
Average accounts per household	1.6	1.6	1.6	1.6	1.6	1.6	1.6	1.6	1.6	1.6	1.6	1.6	1.6
Percentage of transactional accounts	75%	73%	75%	75%	75%	75%	75%	75%	75%	75%	75%	75%	75%
Average retail checking account balance	$1,816	$1,806	$1,800	$1,919	$1,886	$1,904	$1,980	$1,928	$2,029	$2,008	$2,063	$2,333	$2,270
Average retail money market account balance	$12,201	$12,820	$13,093	$13,626	$13,949	$14,382	$14,716	$14,947	$15,365	$15,656	$15,777	$15,672	$15,845
Average retail CD balance	$17,972	$17,827	$17,488	$17,677	$17,772	$17,744	$17,679	$17,668	$17,567	$17,582	$17,590	$17,712	$17,794
Average small business checking account balance								$3,937	$3,803	$4,193	$4,697	$4,449	$5,356
Average small business money market account balance								$34,651	$35,733	$39,861	$38,835	$37,219	$36,631
Average small business CD balance								$67,858	$65,104	$64,924	$59,673	$56,113	$52,673
Retail deposits								$2,212,717	$2,268,065	$2,295,409	$2,315,086	$2,335,435	$2,340,613
Small business deposits								$17,454	$20,382	$24,326	$26,555	$29,178	$32,051
Other deposits								$295,533	$235,155	$200,229	$199,718	$233,386	$235,146
Total deposits	$2,211,000	$2,284,298	$2,415,919	$2,410,112	$2,478,181	$2,669,778	$2,653,413	$2,525,704	$2,523,602	$2,519,964	$2,541,359	$2,597,999	$2,607,810
Online bill pay penetration (accounts > 90 days)	47%	47%	47%	46%	47%	47%	47%	47%	47%	48%	48%	48%	48%
Direct deposit of payroll penetration (accounts > 90 days)	45%	46%	46%	46%	45%	44%	44%	44%	44%	44%	45%	45%	47%
Consolidated Statistics:
Total average assets (consolidated)	$3,663,649	$3,592,501	$3,935,052	$4,141,618	$4,376,432	$4,430,258	$4,578,824	$4,671,386	$4,505,454	$4,406,864	$4,427,911	$4,525,943	$4,479,099
Total deposits (consolidated)	$2,204,076	$2,279,313	$2,406,361	$2,402,865	$2,464,232	$2,666,111	$2,649,851	$2,524,385	$2,519,979	$2,515,836	$2,538,266	$2,593,197	$2,605,185
Mortgage Production:
Conforming	$1,135,576	$1,467,662	$1,669,002	$1,589,147	$1,835,040	$2,240,109	$1,652,731	$1,199,650	$944,564	$780,153	$893,909	$793,362	$848,767
Non-conforming	135,327	157,164	178,805	168,980	160,556	171,913	179,889	237,231	254,550	193,478	214,626	138,779	158,406

Total mortgage production	$1,270,903	$1,624,826	$1,847,807	$1,758,127	$1,995,596	$2,412,022	$1,832,620	$1,436,881	$1,199,114	$973,631	$1,108,535	$932,141	$1,007,173

Refinance Loans as a % of Production	56%	51%	53%	42%	44%	51%	54%	41%	38%	40%	41%	45%	46%
Pooled or Whole Loan Mortgage Sales:
Conforming	$1,101,130	$1,233,610	$1,325,106	$1,519,904	$1,133,634	$2,062,984	$1,676,816	$848,545	$1,471,454	$777,349	$909,852	$563,956	$814,283
Non-conforming	164,237	138,836	153,555	173,694	177,902	148,720	183,977	—	423,078	253,340	15,106	376,279	145,225

Total pooled or whole loan mortgage sales	$1,265,367	$1,372,446	$1,478,661	$1,693,598	$1,311,536	$2,211,704	$1,860,793	$848,545	$1,894,532	$1,030,689	$924,958	$940,235	$959,508

Conforming Mortgage Pipeline:
Locked pipeline	$1,717,228	$2,164,246	$2,368,193	$3,003,749	$3,362,424	$2,204,239	$1,434,890	$1,389,535	$1,077,757	$1,001,046	$966,943	$1,140,608	$1,157,054
Application pipeline	2,241,251	2,550,331	2,612,205	2,819,135	2,954,577	2,801,579	2,451,480	2,010,190	2,726,520	3,066,998	3,159,307	3,406,573	3,374,833

Total pipeline	$3,958,479	$4,714,577	$4,980,398	$5,822,884	$6,317,001	$5,005,818	$3,886,370	$3,399,725	$3,804,277	$4,068,044	$4,126,250	$4,547,181	$4,531,887

NetBank, Inc. Monthly Operating Statistics and Financial Data
($ in thousands; unaudited)

	February 28, 2003	March 31, 2003	April 30, 2003	May 31, 2003	June 30, 2003	July 31, 2003	August 31, 2003	September 30, 2003	October 30, 2003	November 30, 2003	December 31, 2003	January 31, 2004	February 29, 2004
Servicing:
Held for sale	$719,980	$391,019	$412,250	$480,405	$330,594	$580,315	$510,459	$281,946	$289,677	$396,414	$250,338	$152,870	$161,363
Available for sale	6,905,343	7,666,062	8,089,558	8,712,955	9,187,797	9,824,147	10,502,779	10,990,711	11,815,377	11,958,653	12,293,325	12,476,242	12,555,359

UPB underlying MSRs	7,625,323	8,057,081	8,501,808	9,193,360	9,518,391	10,404,462	11,013,238	11,272,657	12,105,054	12,355,067	12,543,663	12,629,112	12,716,722
Work-in-process and whole loans	1,226,713	1,813,038	2,206,237	2,289,467	3,137,931	3,576,571	3,505,018	3,832,375	3,074,220	3,186,351	3,429,796	3,159,542	3,086,007
Sold but not transferred	879,409	815,806	902,659	1,027,086	753,718	1,081,955	1,339,979	833,827	1,186,995	1,288,353	498,474	687,321	752,863
Third party subservicing	1,292,498	1,335,512	1,130,128	1,140,251	1,041,870	970,569	898,064	876,210	828,064	763,326	553,554	598,119	498,576

Total loans serviced	$11,023,943	$12,021,437	$12,740,832	$13,650,164	$14,451,910	$16,033,557	$16,756,299	$16,815,069	$17,194,333	$17,593,097	$17,025,487	$17,074,094	$17,054,168

Statistics Based on MSRs:
Weighted average note rate	6.56%	6.51%	6.42%	6.36%	6.35%	6.27%	6.19%	6.13%	6.12%	6.10%	6.09%	6.08%	6.08%
Weighted average service fee	0.39%	0.37%	0.37%	0.36%	0.35%	0.35%	0.34%	0.34%	0.33%	0.33%	0.33%	0.33%	0.33%
Delinquency percentage (30+ days)	2.75%	2.51%	2.70%	2.80%	2.51%	2.95%	3.36%	3.33%	3.12%	4.73%	4.15%	4.45%	4.25%
Bankruptcy & foreclosure	0.71%	0.70%	0.73%	0.72%	0.58%	0.62%	0.64%	0.63%	0.71%	0.67%	0.77%	0.84%	0.94%
Insurance Sales:
Number of policies sold				40	38	63	47	38	49	71	92	68	48
Number of policies in force			84	119	154	217	259	294	336	396	477	542	588
Indirect Auto Lending:
Number of loans				112	200	445	595	1,014	957	615	1,069	1,499	1,013
Production				$1,899	$3,478	$7,841	$11,327	$19,760	$19,124	$12,511	$22,961	$31,460	$21,009
Weighted Average Note Rate								6.35%	6.58%	6.56%	6.20%	6.19%	6.25%
ATM/Merchant Processing:
ATMs (third-party owned)										3,887	3,780	3,834	4,885
ATMs (proprietary)										399	536	536	537

Total ATMS Serviced										4,286	4,316	4,370	5,422
Merchant Service Terminals										151	178	187	2,005

Note: The above data reflects current operating statistics and does not constitute all factors impacting the quarterly or annual financial results of the Company. All statistics are unaudited.

Management Commentary

        Our monthly statistical report is attached. It provides key operating results across our various business lines through February 2004. Month-over-month changes worthy of note or clarification include:

  •
  Total bank customers declined by 1,677 or 1%. The drop relates to our ongoing effort to further improve the profitability of our account base by tightening our pricing structure and account terms. These changes and proactive management of our value proposition are designed to help us attract and maintain the right relationships—ones that are mutually beneficial to the consumer and the bank.

  •
  Although the customer count was down, total deposits remained consistent. Retail and small business deposits actually showed a slight increase of $7 million, indicating that the current attrition is comprised mostly of unprofitable relationships. Average small business balances increased, which is noteworthy since we continue to bring on new small business customers. New customer balances typically take a few months to ramp up.

  •
  Conforming production increased by $55 million or 7%, while non-conforming production rose by $20 million or 14%. Keep in mind these increases were achieved on only 19 funding days in February—two fewer than January.

  •
  Conforming sales were up by $250 million or 44% mostly due to catch-up on the higher production volumes from recent months. Non-conforming sales declined by $231 million or 61%. But, January sales had included activity deferred from December.

  •
  The locked mortgage pipeline was up by $16 million or 1%.

  •
  We identified a significant data entry error from last month. The application pipeline number was mistakenly reported as $4,569,840. It should have been $3,406,573.

  •
  The sizeable increase in our merchant processing and ATM terminals relates to the transaction we completed with Electronic Cash Systems, Inc.

        In regard to first quarter earnings, financial results remain under continued pressure. Management had previously expressed that results would likely be affected by weaker conforming mortgage results, partially offset by improved results in other segments. Today, management believes there is greater risk to the downside. Profitability within the conforming channel is running significantly below forecasts. Due to pricing pressures, conforming revenue margins are off approximately 20 basis points from previous expectations.

        Management's outlook for the company's earnings potential in upcoming quarters remains positive. The recent decline in market interest rates, if sustained, is likely to provide earnings support in coming quarters. As such, the current range of earnings estimates for the full year is still considered reasonable. Estimates now range from $.86 to $1.00.

Matthew Shepherd
Senior Vice President, Corporate Communications, NetBank®
Phone: 678-942-2683; Fax: 770-343-9344
mshepherd@netbank.com

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